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Supplement to Prospectus and Summary Prospectus, each dated March 1, 2025

Harbor Human Capital Factor US Small Cap ETF
March 21, 2025
Effective immediately, the applicable “Fund Summary – Performance” section of Harbor Human Capital Factor US Small Cap ETF’s Prospectus and Summary Prospectus is replaced with the following to reflect the Fund’s inception date of April 12, 2023:

Average Annual Total Returns — As of December 31, 2024

	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Human Capital Factor US Small Cap ETF
Before Taxes	4.04%	N/A	N/A	10.74%	04/12/2023
After Taxes on Distributions	3.87%	N/A	N/A	10.57%
After Taxes on Distributions and Sale of Fund Shares	2.52%	N/A	N/A	8.25%
Comparative Indices (reflects no deduction for fees, expenses or taxes)
S&P 500 Index^	25.02%	N/A	N/A	25.30%
Russell 2000® Index	11.54%	N/A	N/A	15.93%
Human Capital Factor Small Cap Index^^	4.72%	N/A	N/A	11.45%
^
This index represents a broad measure of market performance.
^^
The Advisor considers this index to be representative of the Fund’s principal investment strategies and therefore the appropriate benchmark index for the Fund for performance comparison purposes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.
Investors Should Retain This Supplement For Future Reference
S0325.P.SP.ETF